Q4 Fiscal 2026 | Financial Results

May 26, 2026

Jaime A. Irick
President and CEO

Tom L. Barbato
Chief Financial Officer

TRANSCAT®
Trust in every measure

NASDAQ: TRNS

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than historical fact are forward-looking statements. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "will," "expects," "anticipates," "believes," "plans," "outlook," "continue," and other similar expressions or variations thereof. All statements addressing operating performance, events or developments that Transcat expects or anticipates will occur in the future, including but not limited to statements relating to outlook, anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, potential acquisitions, integration of acquired businesses, market position, customer preferences, and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties include those more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this news release, whether as the result of new information, future events or otherwise.

This presentation includes some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

Q4 FY26 and Full Year FY26 Summary

Consolidated Results

- Q4 Revenue grew 16% vs prior year to $89.3M; full year Revenue grew 19% to $331.9M
- Adjusted EBITDA* increased 16% from prior year to $14.8M in Q4; full year Adjusted EBITDA* of $48.7M up 23%
- Full year Net Income of $5.4M or $0.57 per diluted share; Adjusted Diluted EPS* of $1.84

Service Segment

- Service Revenue increased 18% in Q4 and 20% for the full year
- Service Organic Revenue* grew 7% in Q4 driven by demand in life sciences, aerospace & defense, and energy
- Q4 Service Gross Profit grew 16% from prior year
- Service Gross Margin of 35.5% in Q4 reflects costs associated with new customer wins

Distribution Segment

- Q4 Distribution Revenue grew 11%; full year Revenue increased 18%
- Q4 Distribution Gross Margin expanded 280bps to 31%
- Full year Distribution Gross Margin expanded 320bps to 32.9% driven by favorable mix shift toward rentals

**See supplemental slides for a description of these non-GAAP financial measures, Adjusted EBITDA and Service Organic Revenue reconciliations and other important information regarding Adjusted EBITDA and Service Organic Revenue.*

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Revenue

($ in millions)


Service Segment
$52.0
18%
$61.6
Q4 FY25
Q4 FY26


Distribution Segment
$25.1
11%
$27.8
Q4 FY25
Q4 FY26


Consolidated
$77.1
16%
$89.3
Q4 FY25
Q4 FY26

- Consolidated revenue up Q4 15.8% and FY 19.2%, with both segments delivering double-digit growth
- Service revenue growth of Q4 18.4% and FY 19.7%, including 7% Q4 organic revenue* growth and incremental inorganic contribution from acquired businesses
- Distribution revenue growth of Q4 10.5% and FY 18.2% on increased rental demand

Full Year Consolidated


Service
Distribution
$278.4
$181.4
$97.0
19%
19.7%
18.2%
$331.9
$217.2
$114.7
FY25
FY26

All figures are rounded to the nearest tenth of a million. Therefore, totals shown in graphs may not equal the sum of the segments.

**See supplemental slides for a description of this non-GAAP financial measure, Service Organic Revenue reconciliations and other important information regarding Service Organic Revenue.*

Gross Profit and Margin

($ in millions)



Service Segment
$18.8
16%
$21.9
36.2%
35.5%
Q4 FY25
Q4 FY26



Distribution Segment
$7.1
22%
$8.6
28.2%
31.0%
Q4 FY25
Q4 FY26



Consolidated
$25.9
18%
$30.5
33.6%
34.1%
Q4 FY25
Q4 FY26

- Consolidated Gross Profit of $30.5M for Q4 increased 18% from prior year; Q4 Gross Margin expanded 50 bps to 34.1%
- Service Gross Margin in Q4 of 35.5% reflects costs associated with new customer wins; trend expected to improve as relationships mature
- Distribution Gross Margin in Q4 of 31.0% expanded 280bps driven by favorable mix shift toward higher-margin rental offerings



Full Year Consolidated
Service
Distribution
$89.5
21%
$108.3
$60.7
16.1%
$70.5
$28.8
31.3%
$37.8
FY25
FY26

All figures are rounded to the nearest tenth of a million. Therefore, totals shown in graphs may not equal the sum of the segments.

Net Income, Diluted EPS, Adjusted Diluted EPS*

($ in millions, except EPS)



Net Income
$4.5
(58%)
$1.9
Q4 FY25
Q4 FY26



Diluted EPS
$0.48
(56%)
$0.21
Q4 FY25
Q4 FY26



Adjusted Diluted EPS*
$0.64
(13%)
$0.56
Q4 FY25
Q4 FY26

- Q4 Adjusted Diluted EPS of $0.56 vs $0.64 prior year
- Full year Net Income of $5.4M reflects increased intangibles amortization, stock-based compensation, interest expense and executive transition costs
- Full year Adjusted Diluted EPS of $1.84 vs $2.29 prior year



Full Year Net Income
$14.5
(63%)
$5.4
FY25
FY26

**See supplemental slides for a description of this non-GAAP financial measure, Adjusted Diluted EPS reconciliation and other important information regarding Adjusted Diluted EPS.*

Adjusted Operating Income*, EBITDA, and Margin

($ in millions)



Service Adjusted Operating Income*
$10.3
9%
$11.2
19.8%
18.2%
Q4 FY25
Q4 FY26



Distribution Adjusted Operating Income*
42%
$3.7
$2.6
10.4%
13.4%
Q4 FY25
Q4 FY26



Consolidated Adjusted EBITDA*
$14.8
$12.7
16%
16.5%
16.6%
Q4 FY25
Q4 FY26

- Consolidated Adjusted EBITDA* grew Q4 16% and full year 23%; Q4 Adjusted EBITDA margin expanded 10bps to 16.6%
- Service Segment Adjusted Operating Income** up Q4 9% and full year 6%
- Distribution Segment Adjusted Operating Income** up Q4 42% and full year 67%



Full Year Consolidated Adj. EBITDA*
23%
$48.7
$39.7
14.3%
14.7%
FY25
FY26

** See supplemental slides for a description of these non-GAAP financial measures, reconciliations and other important information regarding non-GAAP measures.*
***Segment Adjusted Operating Income (Q4 FY26) replaces the prior Segment Adjusted EBITDA disclosure; build-up methodology is relatively unchanged.*
All figures are rounded to the nearest tenth of a million. Therefore, totals shown in graphs may not equal the sum of the segments.

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Operating Free Cash Flow

($ in millions)	Fiscal Year Ended	
Note: Components may not add to totals due to rounding	March 28, 2026	March 29, 2025
Net cash provided by operations	$34.9	$39.0
Capital expenditures (CapEx)	$(15.3)	$(13.2)
Operating free cash flow (FCF)**	**$19.6**	**$25.8**

- Operating Free Cash Flow** of $19.6M for FY26 reflects working capital investment supporting strong revenue growth
- Capital expenditures of $15.3M support continued investment in Service capabilities, rental pool assets, and technology

*** In addition to reporting net cash provided by operations, a U.S. generally accepted accounting principle ("GAAP") measure, we present operating free cash flow (net cash provided by operations less capital expenditures), which is a non-GAAP measure. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by the business, after the purchases of technology, capabilities and assets, that can then be used for, among other things, strategic acquisitions, investments in the business, and funding ongoing operations. Operating free cash flow is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net cash provided by operations and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Operating free cash flow, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.*

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Balance Sheet Supports Growth Strategy

($ in millions) Note: Components may not add to totals due to rounding	Capitalization March 28, 2026	March 29, 2025
Cash & Cash Equivalents	$4.9	$1.5
Total Debt	$99.9	$32.7
Total net debt**	$95.0	$31.2
Shareholders' equity	$300.6	$286.9
Total capitalization	**$400.5**	**$319.6**
Debt/total capitalization	24.9%	10.2%
Net debt*/total capitalization	23.7%	9.8%

- 2.03x leverage ratio at quarter-end *(Total debt to TTM Adjusted EBITDA*)*
- $50.1M available from credit facility at quarter-end

** See supplemental slides for a description of the non-GAAP financial measures, the Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*
*** In addition to reporting debt, a U.S. generally accepted accounting principle ("GAAP") measure, we present net debt (debt less cash and cash equivalents), which is a non-GAAP measure. We believe net debt is an important measure of financial leverage. Net debt is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of debt and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Net debt, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.*

Outlook*

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2027 Expectations

Service segment: We expect service organic revenue growth to continue in the high single digits in Fiscal 2027, assuming the broader economic environment remains stable

Total Transcat: We expect the fiscal 2027 income tax rate to be in the range of 31%-33%.

Mid-to-long Term Outlook

- Strong organic growth in our Service segment remains a centerpiece of our strategy
- We expect our business to continue to benefit from consistent demand in highly regulated end markets which include life sciences, aerospace & defense, and energy
- We have generated sustainable margin improvement over the past several years and we believe the improvement will continue
- Acquisitions that strengthen our fundamental value proposition will continue to be an important component of our go-forward strategy
- Recent acquisition of SCM Metrology and Laboratories establishes Transcat's first operational presence in Latin American markets

** Outlook provided as of May 26, 2026*

Q4 Fiscal 2026 | Financial Results

May 26, 2026

Questions & Answers

TRANSCAT, INC

35 Vantage Point Drive
Rochester, NY 14624

Investor Relations

Chris Tyson
Executive Vice President
MZ Group - MZ North America
949-491-8235
TRNS@mzgroup.us

TRANSCAT®
Trust in every measure

NASDAQ: TRNS

Transcat® Trust in every measure

Conference Call and Webcast Playback

- Replay Number: 844-512-2921 (US & Canada) 412-317-6671 (international) passcode: 11161413
  Telephone replay available through **Tuesday, June 9, 2026**

- Webcast:
  https://viavid.webcasts.com/starthere.jsp?ei=1758089&tp_key=b56742249d

- Webcast / Presentation / Replay available at
  https://www.transcat.com/investor-relations

Supplemental Information

TRANSCAT®
Trust in every measure

Adjusted EBITDA and Operating Income Reconciliation

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($ in thousands)	FY 2026 Q4	FY 2025 Q4
Net Income (Loss)	$ 1,947	$ 4,464
+ Interest Expense / (Income), net	1,375	463
+ Tax (Benefit) Provision	887	1,792
+ Depreciation & Amortization	6,950	5,625
+ Executive Transition Costs	935	-
+ Transaction Expense	175	(772)
+ Noncash Stock Compensation	2,519	1,173
Adjusted EBITDA	$ 14,788	$ 12,745

($ in thousands)	FY 2026 Q4	FY 2025 Q4
Service Operating Income	$ 3,508	$ 5,976
+ Depreciation & Amortization	5,143	3,774
+ Executive Transition Costs	630	-
+ Transaction Expense	175	(245)
+ Noncash Stock Compensation	1,746	813
Service Adjusted Operating Income	$ 11,202	$ 10,318
Distribution Operating Income	$ 824	$ 964
+ Depreciation & Amortization	1,807	1,851
+ Executive Transition Costs	305	-
+ Transaction Expense	-	(557)
+ Noncash Stock Compensation	773	360
Distribution Adjusted Operating Income	$ 3,709	$ 2,618

In addition to reporting operating income and net income, U.S. generally accepted accounting principle ("GAAP") measures, we present Adjusted Operating Income (operating income plus depreciation and amortization, non-cash compensation expense, acquisition related transaction expenses and executive transition costs) and Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, executive transition costs, acquisition related transaction expenses and non-cash stock compensation expense), which are non-GAAP measures. We believe Adjusted Operating Income and Adjusted EBITDA are important measures of our operating performance because they allow management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, stock-based compensation expense, executive transition costs and other items, as applicable, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance and as a basis for planning and forecasting. We use Adjusted Operating Income as a measure of performance when evaluating our business segments. Adjusted Operating Income and Adjusted EBITDA are not measures of financial performance under GAAP and are not calculated through the application of GAAP. As such, these measures should not be considered as a substitute or alternative for the GAAP measures of operating income and net income and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measures. Adjusted Operating Income and Adjusted EBITDA, as presented, may produce results that vary from the GAAP measures and may not be comparable to similarly defined non-GAAP measures used by other companies.

TRANSCAT Trust in every measure

Adjusted Diluted EPS Reconciliation

($ in thousands)

($ in thousands except per share data)		
	FY 26 Q4	FY 25 Q4
GAAP Net Income	$ 1,947	$ 4,464
Add back (deduct)	$ 3,290	$ 1,475
Amortization of Intangibles	3,488	2,906
Acquisition deal costs	175	34
Acq Stock Expense	290	141
Executive Transition Costs	935	-
Acquisition Earn-Out Adjustment	-	(836)
Income Tax Effect at 25%	(1,598)	(770)
Non-GAAP adjusted net income	$ 5,237	$ 5,939
Average diluted shares outstanding	9,398	9,287
Diluted income per share - GAAP	$ 0.21	$ 0.48
Diluted income per share - Non-GAAP	$ 0.56	$ 0.64

In addition to reporting Earnings Per Share, a GAAP measure, we present Adjusted Diluted Earnings Per Share (net income plus acquisition related amortization expense, acquisition related transaction and integration expenses, executive transition costs and acquisition amortization of backlog), which is a non-GAAP measure. Our management believes Adjusted Diluted EPS is an important measure of our operating performance because it provides a basis for comparison of our business operations between current, past and future periods by excluding items that we do not believe are indicative of our core operating performance.

Adjusted Diluted Earnings Per Share is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of Earnings Per Share and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted Diluted Earnings Per Share, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.